Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
We generally grant equity awards on an annual basis, and may grant equity awards on a discretionary basis in connection with certain events such as the commencement of employment, promotion or the closing of an acquisition. We do not grant equity awards on a predetermined schedule but typically approve equity awards for new hires on the 10th of the month and approve annual refresh equity awards during the first quarter. At this time, we do not have plans to grant stock options in the future but may later determine to do so. We have not granted any stock options in anticipation of the release of material, nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and we have not taken material nonpublic information into account when determining the timing or terms of stock options. Similarly, we have not timed, nor do we intend to time, the release of material, nonpublic information for the purpose of affecting the value of executive compensation or for any other purpose.

Award Timing Method	We generally grant equity awards on an annual basis, and may grant equity awards on a discretionary basis in connection with certain events such as the commencement of employment, promotion or the closing of an acquisition. We do not grant equity awards on a predetermined schedule but typically approve equity awards for new hires on the 10th of the month and approve annual refresh equity awards during the first quarter.
Award Timing Predetermined	false
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	At this time, we do not have plans to grant stock options in the future but may later determine to do so.
MNPI Disclosure Timed for Compensation Value	false